Debt and Credit Agreements	12 Months Ended
Dec. 31, 2013
Debt and Credit Agreements

12. Debt and Credit Agreements

As part of its debt management, the Company enters into derivatives to achieve economically effective hedges and to minimize the cost of its funding. In this note, short-term debt and long-term debt are discussed including Debt-Related Derivatives (DRD), i.e. debt including fair value adjustments from hedges. Included in the DRD is also the unamortized fair value adjustment related to a discontinued fair value hedge which will be amortized over the remaining life of the debt. The Debt Profile table also shows debt excluding DRD, i.e. reconciled to debt as reported in the balance sheet.

SHORT-TERM DEBT

As of December 31, 2013, total short-term debt including DRD was $341 million including $274 million of short-term portion of long-term loans. In March 2012, Autoliv completed the remarketing of the senior notes related to the equity units and the coupon of the notes was reset to 3.854% with a yield of 2.875%. The notes will have a carrying amount of $106.3 million at maturity, April 30, 2014. The remaining unamortized premium was $0.3 million at December 31, 2013. On April 30, 2012, Autoliv settled the purchase contracts underlying the equity units by issuing approximately 5.8 million shares of common stock in exchange for $106 million in proceeds generated by the maturity of the U.S. Treasury securities purchased following the remarketing.

In November 2012, $110 million of the U.S. private placement notes, which carried fixed interest rates of 5.6%, matured. In November 2014, another $125 million of senior notes issued in 2007 as private placements by Autoliv ASP Inc. carrying fixed interest rate of 5.8% will mature. The remaining part of short term portion of long term loans consists of financing at the subsidiary level, primarily $36 million of loans borrowed by Autoliv do Brazil Ltda (a wholly-owned subsidiary) carrying interest rates of 9.8% and $4 million equivalent loans borrowed locally in Russia by OOO Autoliv (a wholly-owned subsidiary) which carry an interest rate of 8.5% and of $2 million equivalent of loans borrowed from Japanese banks by Autoliv KK (a wholly-owned subsidiary), which carry an interest rate of 1.6%.

The Company’s subsidiaries also have credit agreements, principally in the form of overdraft facilities, with a number of local banks. Total available short-term facilities, as of December 31, 2013, excluding commercial paper facilities as described below, amounted to $380 million, of which $104 million was utilized. The aggregate amount of unused short-term lines of credit at December 31, 2013 was $276 million. The weighted average interest rate on total short-term debt outstanding at December 31, 2013 and 2012 excluding the short-term portion of long-term debt was 3.5% and 3.7%, respectively.

LONG-TERM DEBT – OUTSTANDING LOANS

Long-term debt including DRD of $266 million consists of $165 million of senior notes issued in 2007 as private placements by Autoliv ASP Inc., a wholly owned subsidiary of the Company. The notes were guaranteed by the Company and consist of two long-term tranches maturing in 2017 and 2019 respectively, which carried fixed interest rates between 6.1% and 6.2%. The Company entered into swap arrangements with respect to part of the proceeds of the notes offering, most of which were cancelled in 2008 resulting in a mark-to-market gain. In March 2013 the remaining interest rate swap, with a nominal value of $60 million, was cancelled. This gain is amortized through interest expense over the life of the respective notes.

Consequently, the remaining $165 million of the long-term notes carry fixed interest rates varying between 2.5% and 5.4%, when including the amortization of the cancelled swaps.

In 2011, the Company repurchased a SEK 600 million note ($92 million equivalent) maturing in 2014 which carried a floating interest of STIBOR +3.9% at a discount and as a result reported $6.2 million as debt extinguishment cost. The Company also issued, to the same investor, a SEK 300 million note ($46 million equivalent) maturing in 2017 carrying a floating interest rate of STIBOR + 0.95%.

A fixed-rate note was issued in December 2012 of 350 million SEK ($54 million equivalent). The 5-year note will mature in December 2017 and carries a fixed interest rate of 2.49%, which represents the European Investment Bank’s (EIB) cost of funds plus 0.3%. The remaining other long-term debt of $2 million, consisted primarily of $1 million equivalent loans borrowed from Japanese banks by Autoliv KK (a wholly-owned subsidiary), which carry an interest rate of 1.6%.

LONG-TERM DEBT—LOAN FACILITIES

In April 2011, the Company refinanced its revolving credit facility (RCF) of $1,100 million. The facility is now syndicated among 13 banks and originally had two extension options where Autoliv could request the banks to extend the maturity to 2017 and 2018, respectively, on the first and second anniversaries of the April 2011 loan facility, a so called 5+1+1 structure. In April 2012 and in April 2013, Autoliv extended essentially all of its $1,100 million RCF, as noted above, with unchanged terms and conditions. The Company pays a commitment fee of 0.16% (given the rating of A- from Standard & Poor’s at December 31, 2013). Financing costs of $5 million were incurred in April 2011 and are amortized over the expected life of the facility. Borrowings under this facility are unsecured and bear interest based on the relevant LIBOR or IBOR rate. The commitment is available for general corporate purposes. Borrowings are prepayable at any time and are due at the respective expiration date. The extension fees, incurred in April 2012 and April 2013, of $1 million in total are amortized over the remaining expected life of the facility.

In June 2009, Autoliv AB, (a wholly-owned subsidiary) entered into an 18-month financing commitment with EIB of €225 million ($309 million equivalent). In July 2011, this commitment was amended and extended. In December 2012, a portion of this loan commitment was utilized (a SEK denominated note was issued, see above) and the remainder of the total €225 million EIB commitment expired.

In July 2013, Autoliv AB entered into a financing commitment agreement with EIB, giving Autoliv AB access to a loan of €200 million ($275 million equivalent) to help finance R&D projects over the next three years at Autoliv’s R&D facilities in Germany, France and Sweden. Under the financing commitment, Autoliv AB may, during the 18-month period following the agreement, draw loans with a maturity of up to 7 years at a cost of EIB’s cost of funding plus 0.26%. In addition to the interest payable on each tranche, Autoliv AB is required to pay a non-utilization fee of 0.13% on the undrawn, uncancelled balance of the credit. The financial obligations of the financing commitment agreement, including repayment of any funds, are guaranteed by the Company pursuant to a Guarantee Agreement between the EIB and the Company.

As a result, Autoliv has a total of $1.4 billion unutilized long-term debt facilities available. The Company is not subject to any financial covenants, i.e. performance related restrictions, in any of its significant long-term borrowings or commitments.

The Company has two commercial paper programs: one SEK 7 billion (approx. $1,078 million) Swedish program and one $1,000 million U.S. program. Due to the cash position and the strong cash flow generation in 2013, both programs were unutilized at year-end. When notes have been outstanding under these programs, all of the notes have been classified as long-term debt because the Company has had the ability and intent to refinance these borrowings on a long-term basis either through continued commercial paper borrowings or utilization of the long-term credit facilities described above.

CREDIT RISK

In the Company’s financial operations, credit risk arises in connection with cash deposits with banks and when entering into forward exchange agreements, swap contracts or other financial instruments. In order to reduce this risk, deposits and financial instruments are only entered with a limited number of banks up to a calculated risk amount of $150 million per bank for banks rated A- or above and up to $50 million for banks rated BBB+. The policy of the Company is to work with banks that have a high credit rating and that participate in the Company’s financing. In addition to this, deposits can be placed in U.S. and Swedish government paper as well as up to $1,000 million in certain AAA rated money market funds. At year end 2013, the Company had $433 million in money market funds and $100 million in U.S. government paper.

The table below shows debt maturity as cash flow in the upper part which is reconciled with reported debt in the last row. For a description of hedging instruments used as part of debt management, see the Financial Instruments section of Note 1 and Note 3.

DEBT PROFILE

PRINCIPAL AMOUNT BY EXPECTED MATURITY	2014	2015	2016	2017	2018	Thereafter	Total long-term	Total
U.S. private placement notes (incl. DRD1)) (Weighted average interest rate 4.8%)	$125.0	$—	$—	$105.0	$—	$60.0	$165.0	$290.0
Overdraft/Other short-term debt (incl. DRD1)) (Weighted average interest rate 4.0%)	66.8	—	—	—	—	—	—	66.8
Notes issued as a part of Equity units2) (Interest rate 3.9%)	106.6	—	—	—	—	—	—	106.6
Medium-term notes
(Weighted average interest rate 2.3%)	—	—	—	99.9	—	—	99.9	99.9
Other long-term loans, incl. current portion3)
(Weighted average interest rate 4.6%)	42.2	1.5	—	—	—	—	1.5	43.7

Total debt as cash flow, (incl. DRD1))	$340.6	$1.5	$—	$204.9	$—	$60.0	$266.4	$607.0

DRD adjustment	(1.2)	—	—	—	—	12.7	12.7	11.5

Total debt as reported	$339.4	$1.5	$—	$204.9	$—	$72.7	$279.1	$618.5

1) Debt Related Derivatives (DRD), i.e. the fair value adjustments associated with hedging instruments as adjustments to the carrying value of the underlying debt. Included in the DRD is also the unamortized fair value adjustment related to a discontinued fair value hedge which will be amortized over the remaining life of the debt. 2) Repriced in 2012, final maturity in 2014. 3) Primarily external BRL, RUB and JPY loans drawn locally.